UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14 a-12

General Electric Company

(Name of Registrant as Specified In Its Charter)

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IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet
●	Go to www.investorvote.com/GE or scan the QR code with your mobile device
●	Follow the steps outlined on the secure website

Shareowner Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
General Electric Company Shareowner Meeting to be Held on Wednesday, April 22, 2015 at 10:00 a.m., Central Time.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareowners’ meeting are available on the Internet or by mail. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form of voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. The proxy statement and annual report are available at:

www.investorvote.com/GE

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/GE.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 8, 2015 to facilitate timely delivery.

C O Y
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Shareowner Meeting Notice

General Electric’s Annual Meeting of Shareowners will be held on Wednesday, April 22, 2015 at the Cox Convention Center, 1 Myriad Gardens, Oklahoma City, OK 73102, at 10:00 a.m., Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Your Board of Directors recommends a vote “FOR” all nominees listed.
Election of Directors: 1. W. Geoffrey Beattie, 2. John J. Brennan, 3. James I. Cash, Jr., 4. Francisco D'Souza, 5. Marijn E. Dekkers, 6. Susan J. Hockfield, 7. Jeffrey R. Immelt, 8. Andrea Jung, 9. Robert W. Lane, 10. Rochelle B. Lazarus, 11. James J. Mulva, 12. James E. Rohr, 13. Mary L. Schapiro, 14. Robert J. Swieringa, 15. James S. Tisch, 16. Douglas A. Warner III

Your Board of Directors recommends a vote “FOR” management proposals 1 and 2.
1. Advisory Approval of Our Named Executives’ Compensation
2. Ratification of KPMG as Independent Auditor for 2015

Your Board of Directors recommends a vote “AGAINST” shareowner proposals 1 through 5.
1. Cumulative Voting
2. Written Consent
3. One Director from Ranks of Retirees
4. Holy Land Principles
5. Limit Equity Vesting upon Change in Control

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Please see the proxy statement for additional information on how to attend the meeting and vote in person.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→	Internet – Go to www.investorvote.com/GE. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→

Email – Send an email to investorvote@computershare.com with “Proxy Materials General Electric Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 8, 2015.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to Be Held on April 22, 2015.

GENERAL ELECTRIC COMPANY

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 23, 2015
Date: April 22, 2015 Time: 10:00 a.m., Central Time
Location:	Cox Convention Center
1 Myriad Gardens
Oklahoma City, OK 73102

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*
If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
→   XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 8, 2015 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR code above. Have the information that is printed in the box marked by the arrow →   XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
Your Board of Directors recommends you vote FOR the following nominees and FOR management proposals B1 and B2:

A. Election of Directors

Nominees:

A1.	W. Geoffrey Beattie

A2.	John J. Brennan

A3.	James I. Cash, Jr.

A4.	Francisco D’Souza

A5.	Marijn E. Dekkers

A6.	Susan J. Hockfield

A7.	Jeffrey R. Immelt

A8.	Andrea Jung

A9.	Robert W. Lane

A10.	Rochelle B. Lazarus

A11.	James J. Mulva

A12.	James E. Rohr

A13.	Mary L. Schapiro

A14.	Robert J. Swieringa

A15.	James S. Tisch

A16.	Douglas A. Warner III

B1.	Advisory Approval of Our Named Executives’
Compensation

B2.	Ratification of KPMG as Independent Auditor for
2015

Your Board of Directors recommends you vote AGAINST
shareowner proposals C1 through C5:

C1.	Cumulative Voting

C2.	Written Consent

C3.	One Director from Ranks of Retirees

C4.	Holy Land Principles

C5.	Limit Equity Vesting upon Change in Control

NOTE: Such other business as may properly come before
the meeting or any adjournment thereof.

Voting Instructions